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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 14, 2002


                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


         0-25565                                          86-0879433
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employee Identification No.)


7904 E. Chaparral Rd., Ste. A110, PMB 160
            Scottsdale, AZ                                     85250
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (480) 949-3749


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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On January 14, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that the Registrant changed the record date for shareholders entitled to vote at the Registrant's annual shareholder meeting. Holders of record at the close of business on January 7, 2002 are entitled to vote at the annual meeting to be held February 28, 2002 at 10:00 a.m. (Nevada time) at Glen Eagles, 3700 North Carson Street, Carson City, Nevada. quepasa previously announced a record date of January 28, 2002. At the meeting, shareholders will elect directors and vote on the previously announced merger with Great Western Land and Recreation, Inc.

ITEM 7. EXHIBITS.

     99.1      Press Release dated January 14, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                quepasa.com, inc.
                                        ----------------------------------
                                                   (Registrant)

     Date: January 14, 2002             By: /s/ Robert J. Taylor
                                            ------------------------------
                                            Robert J. Taylor
                                            President & Chief Financial Officer